UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

Thompson, Siegel & Walmsley LLC
INVESTMENT MANAGEMENT

TS&W Equity Portfolio

The Advisors' Inner Circle Fund

Semi-Annual Report

April 30, 2013

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2013 for the TS&W Equity Portfolio managed by Thompson, Siegel & Walmsley LLC (“TS&W”).

On April 30, 2013 the Equity Portfolio’s value was $42,604,799. Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in this Portfolio include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize this Portfolio in an effort to achieve their specific investment objectives. The Portfolio is managed by the TS&W team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

TS&W Equity Portfolio

The TS&W Equity Portfolio experienced a positive return of 19.87% after fees and expenses, while the S&P 500 gained 19.44% in the ten months ending April 30, 2013. The market endured another bout of macro-induced anxiety in the second calendar quarter of 2012, which began to dissipate in June of last year as the full extent of Euro-zone policymakers commitment to support the common currency became apparent. We believe the refocusing of market attention on specific company fundamentals rather than looming macro-economic fears is a positive development for markets overall, and has proven to be positive for our bottoms-up approach. During the six month period ending April 30, 2013 the Portfolio gained 13.94% while the S&P 500 gained 14.42%. During the most recent three-month period, the Portfolio gained 5.78% after fees and expenses, while the benchmark index returned 7.18%.

We have seen a measurable improvement in relative performance, 15.50% over the course of the past year. The companies in our portfolio have continued to deliver sound fundamental performance in terms of earnings growth and cash generation, and we have noted positive trends in returns to shareholders via dividend increases and share buybacks. Since our process focuses on cash generation, we believe that

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

our valuation metrics help us identify companies that enjoy broad financial flexibility, and the resources to reward patient shareholders. Our improvement in performance has also been driven by a market that has become less fixated on the macro-economic crisis du jour, and more focused on specific fundamental developments, thus rewarding companies like the names we own with improving share prices.

There is further to go in this encouraging evolution. Our valuation metrics place our portfolio holdings in the least expensive ranks of like investors while our earnings growth opportunities are in line with the overall market — thus leaving a perception gap in the portfolio that we believe should lead to strong performance on a forward looking basis. We very simply view our portfolio of companies as a coiled spring, and we are heartened that recent market trends have been favorable to this viewpoint.

Respectfully submitted,

Horace P. Whitworth, CFA	Lawrence E. Gibson, CFA
Co-Chief Executive Officer	Co-Chief Executive Officer

Performance quoted is past performance and not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call (866-487-9386) or visit our website at www.tswinvest.com

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Definition of the Comparative Indices

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Top Ten Holdings at April 30, 2013

(as a percentage of Net Assets)

1.	Cisco Systems	2.68%	6.	Dominion Resources	2.12%
2.	International Business Machines	2.59%	7.	Royal Dutch Shell	2.06%
3.	Johnson & Johnson	2.41%	8.	Siemens ADR	1.94%
4.	Microsoft	2.20%	9.	Norfolk Southern	1.93%
5.	General Electric	2.14%	10.	Macy’s	1.90%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013 (Unaudited)

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.9%
	Shares	Value
CONSUMER DISCRETIONARY — 9.9%
Bed Bath & Beyond*	10,300	$708,640
GNC Holdings, Cl A	11,000	498,630
Macy’s	18,150	809,490
News, Cl A	17,100	529,587
Target	10,300	726,768
Tupperware Brands	6,000	481,800
Walt Disney	7,600	477,584

		4,232,499

CONSUMER STAPLES — 7.5%
Dean Foods*	18,750	358,875
Kraft Foods Group	10,533	542,344
Philip Morris International	5,200	497,068
Reynolds American	9,700	459,974
Unilever ADR	18,250	775,260
Walgreen	11,500	569,365

		3,202,886

ENERGY — 12.0%
BP ADR	16,250	708,500
Chevron	5,450	664,955
EOG Resources	4,250	514,930
Exxon Mobil	6,800	605,132
National Oilwell Varco	4,950	322,839
Noble	17,250	646,875
Occidental Petroleum	8,700	776,562
Royal Dutch Shell ADR, Cl B	12,550	875,864

		5,115,657

FINANCIALS — 14.0%
American International Group*	16,900	699,998
Annaly Capital Management	34,800	554,712
CBRE Group, Cl A*	20,950	507,409
Chubb	5,200	457,964
Citigroup	15,000	699,900
Comerica	14,350	520,187
JPMorgan Chase	15,750	771,907

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Prudential Financial	9,600	$580,032
SunTrust Banks	20,850	609,863
WR Berkley	12,800	555,776

		5,957,748

HEALTH CARE — 12.6%
Baxter International	6,000	419,220
Cigna	6,700	443,339
Hologic*	31,150	634,525
Humana	4,950	366,845
Johnson & Johnson	12,050	1,027,022
Merck	12,650	594,550
Novartis ADR	10,800	796,608
Pfizer	23,100	671,517
Teva Pharmaceutical Industries ADR	10,900	417,361

		5,370,987

INDUSTRIALS — 14.6%
Foster Wheeler*	24,500	516,950
General Electric	40,950	912,775
Koninklijke Philips Electronics ADR	20,900	576,840
L-3 Communications Holdings	5,650	459,063
Norfolk Southern	10,600	820,652
Northrop Grumman	9,600	727,104
Rockwell Collins	12,350	777,062
Siemens ADR	7,900	825,629
Southwest Airlines	42,750	585,675

		6,201,750

INFORMATION TECHNOLOGY — 20.0%
Applied Materials	33,700	488,987
CA	14,900	401,853
Cisco Systems	54,300	1,135,956
Corning	40,250	583,625
EMC*	33,250	745,798
International Business Machines	5,450	1,103,843
KLA-Tencor	5,850	317,362
Microsoft	28,300	936,730

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares/Face Amount	Value
INFORMATION TECHNOLOGY — continued
Open Text	7,550	$493,695
Oracle	24,400	799,832
SanDisk*	11,150	584,706
Symantec*	12,800	311,040
Xilinx	16,300	617,933

		8,521,360

MATERIALS — 3.1%
Freeport-McMoRan Copper & Gold	22,600	687,718
Monsanto	6,050	646,261

		1,333,979

TELECOMMUNICATION SERVICES — 2.8%
AT&T	11,150	417,679
Vodafone Group ADR	25,150	769,338

		1,187,017

UTILITIES — 3.4%
Dominion Resources	14,650	903,612
National Grid ADR	8,350	532,563

		1,436,175

TOTAL COMMON STOCK (Cost $34,810,061)		42,560,058

REPURCHASE AGREEMENT — 0.4%
Morgan Stanley 0.030%, dated 04/30/13 to be repurchased on 05/01/13, repurchase price $189,170 (collateralized by a U.S. Treasury Note, par value $191,529, 0.625%, 05/31/17, with a total market value $192,953) (Cost $189,170)	$189,170	189,170

TOTAL INVESTMENTS — 100.3% (Cost $34,999,231)		$42,749,228

Percentages are based on Net Assets of $42,604,799.

* Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013 (Unaudited)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$42,560,058	$—	$—	$42,560,058
Repurchase Agreement	—	189,170	—	189,170

Total Investments in Securities	$42,560,058	$189,170	$—	$42,749,228

For the six month period ended April 30, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At April 30, 2013, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value
Common Stock
Information Technology	20.0%	$8,521,360
Industrials	14.6	6,201,750
Financials	14.0	5,957,748
Health Care	12.6	5,370,987
Energy	12.0	5,115,657
Consumer Discretionary	9.9	4,232,499
Consumer Staples	7.5	3,202,886
Utilities	3.4	1,436,175
Materials	3.1	1,333,979
Telecommunication Services	2.8	1,187,017

Total Common Stock	99.9	42,560,058
Repurchase Agreement	0.4	189,170

Total Investments	100.3	42,749,228
Total Other Assets and Liabilities	(0.3)	(144,429)

Net Assets	100.0%	$42,604,799

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $34,999,231)	$42,749,228
Receivable for Investment Securities Sold	213,896
Dividends and Interest Receivable	20,738
Receivable for Capital Shares Sold	30
Prepaid Expenses	7,048

Total Assets	42,990,940

Liabilities:
Payable for Investment Securities Purchased	317,713
Payable due to Investment Adviser	25,779
Payable due to Administrator	11,350
Payable for Trustees’ Fees	2,375
Chief Compliance Officer Fees Payable	1,317
Other Accrued Expenses	27,607

Total Liabilities	386,141

Net Assets	$42,604,799

NET ASSETS:
Paid-in-Capital	$36,651,613
Undistributed Net Investment Income	28,804
Accumulated Net Realized Loss on Investments	(1,825,615)
Net Unrealized Appreciation on Investments	7,749,997

Net Assets	$42,604,799

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,392,785

Net Asset Value, per Share	$12.56

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
FOR THE SIX MONTHS ENDED
APRIL 30, 2013 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$530,863
Interest	41
Less: Foreign Taxes Withheld	(15,475)

Total Income	515,429

Expenses:
Investment Advisory Fees	151,503
Administration Fees	49,301
Trustees’ Fees	4,533
Chief Compliance Officer Fees	1,750
Transfer Agent Fees	22,356
Shareholder Servicing Fees	12,779
Filing and Registration Fees	9,288
Audit Fees	8,428
Legal Fees	6,784
Printing Fees	5,865
Custodian Fees	2,480
Other Expenses	4,102

Total Expenses	279,169

Less:
Fees Paid Indirectly — Note 4	(5)

Net Expenses	279,164

Net Investment Income	236,265

Net Realized Gain on Investments	1,722,461
Net Change in Unrealized Appreciation on Investments	3,362,273

Net Realized and Unrealized Gain on Investments	5,084,734

Net Increase in Net Assets Resulting from Operations	$5,320,999

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net Investment Income	$236,265	$390,055
Net Realized Gain on Investments	1,722,461	1,416,837
Net Change in Unrealized Appreciation on Investments	3,362,273	2,134,718

Net Increase in Net Assets Resulting from Operations	5,320,999	3,941,610

Dividends:
Net Investment Income	(207,461)	(427,282)

Total Dividends	(207,461)	(427,282)

Capital Share Transactions:
Issued	1,861,103	1,662,324
Reinvestment of Distributions	202,441	415,982
Redeemed	(5,616,276)	(7,972,341)

Net Decrease in Net Assets from Capital Share Transactions	(3,552,732)	(5,894,035)

Total Increase (Decrease) in Net Assets	1,560,806	(2,379,707)

Net Assets:
Beginning of Period	41,043,993	43,423,700

End of Period (including undistributed net investment income of $28,804 and $—, respectively)	$42,604,799	$41,043,993

Share Transactions:
Issued	156,939	158,955
Reinvestment of Distributions	17,207	39,427
Redeemed	(486,067)	(750,349)

Net Decrease in Shares Outstanding from Share Transactions	(311,921)	(551,967)

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2013 (Unaudited)		Years Ended October 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.08		$10.20	$10.01	$8.97	$8.58	$14.24

Income from Operations:
Net Investment Income(1)	0.07		0.10	0.08	0.05	0.09	0.12
Net Realized and Unrealized Gain (Loss)	1.47		0.89	0.20	1.05	0.38	(4.59)

Total from Operations	1.54		0.99	0.28	1.10	0.47	(4.47)

Dividends and Distributions:
Net Investment Income	(0.06)		(0.11)	(0.09)	(0.06)	(0.08)	(0.12)
Net Realized Gain	—		—	—	—	—	(1.07)
Return of Capital	—		—	—	—	—	— †

Total Dividends and Distributions	(0.06)		(0.11)	(0.09)	(0.06)	(0.08)	(1.19)

Net Asset Value, End of Period	$12.56		$11.08	$10.20	$10.01	$8.97	$8.58

Total Return††	13.94%		9.77%	2.80%	12.28%	5.64%	(34.02)%

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,605		$41,044	$43,424	$45,658	$43,227	$39,198
Ratio of Expenses to Average Net Assets(2)	1.38	%(3)	1.38%	1.34%	1.30%	1.40%	1.22%
Ratio of Net Investment Income to Average Net Assets	1.17	%(3)	0.93%	0.75%	0.57%	1.08%	1.00%
Portfolio Turnover Rate	11%		22%	30%	34%	41%	46%

†	Amount was less than $0.01 per share.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
(3)	Annualized.

Amounts designated as “—“ are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2013, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolio discloses the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2013, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2013, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

ended April 30, 2013 and the year ended October 31, 2012 there were no redemption fees retained by the Portfolio.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegel & Walmsley LLC (the “Adviser”). These fees are disclosed on the Statements of Operations as “Shareholder Servicing Fees”.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

The Portfolio earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio, as follows:

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.50% of the average daily net assets of the Portfolio. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the six months ended April 30, 2013, the Portfolio made purchases of $4,596,145 and sales of $8,071,925 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$427,282	$—	$427,282
2011	408,414	—	408,414

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(3,531,946)
Unrealized Depreciation	4,371,600
Other Temporary Differences	(6)

Total (Accumulated Losses)	$839,648

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

Expires 2017	Total Capital Loss Carryforward 10/31/12
$3,531,946	$3,531,946

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2012, the Portfolio utilized $1,407,414 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2013

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolio at April 30, 2013, was as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$34,999,231	$9,011,760	$(1,261,763)	$7,749,997

8.	Other:

At April 30, 2013, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of Shareholders	% Ownership
1	77%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (concluded) (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,139.40	1.38%	$7.32

Hypothetical 5% Return
Institutional Shares	1,000.00	1,017.95	1.38	6.90

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolios; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Portfolios may submit to the Board at the meeting and the other meetings held during the prior year, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on November 13-14, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Portfolios and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Portfolios; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Portfolio investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Portfolio service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, personnel, organizational structure, approach to risk management, best execution, use of soft dollars and business continuity plan. The Adviser’s representative also reviewed each Portfolio’s portfolio composition with respect to sector weightings and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting and prior meetings during the year, and deliberated on the renewal of the Advisory Agreement in light of this information.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Portfolios, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Portfolios.

The Trustees also considered other services provided to the Portfolios by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Portfolio’s investment restrictions, and monitoring compliance with various Portfolio policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by the Adviser.

Investment Performance of the Portfolios and the Adviser

The Board was provided with information regarding each Portfolio’s performance since the Advisory Agreement was last renewed, as well as information regarding each Portfolio’s performance since its inception. The Board also compared each Portfolio’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, a representative from the Adviser provided information regarding and led a discussion of factors impacting the performance of each Portfolio over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. In particular, the representative discussed the TS&W Equity Portfolio’s performance, noting that the selection of certain stocks as part of the portfolio management team’s momentum screening process had caused the Portfolio to underperform its benchmark during recent years which, as a result, negatively impacted the Portfolio’s long-term average annual total returns. With respect to the TS&W Fixed Income Portfolio, the Board noted that the Portfolio’s performance was generally comparable to that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Portfolios.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by the Portfolios were reasonable, the Trustees reviewed, among other things, a report of the advisory fees paid by the Portfolios to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Portfolios, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratios and advisory fees paid by the Portfolios to those paid by other comparable mutual funds and noted that each Portfolio’s total fees and expenses, after waivers, were reasonable. The Board concluded that the advisory fees were reasonable in light of the services rendered and the costs of such services. The Board also considered the Adviser’s commitment to managing the Portfolios and its willingness to continue its expense limitation and fee waiver arrangement with the Portfolios. In addition, the Board considered whether economies of scale were realized during the current contract period, but concluded that such economies of scale had not yet been achieved with respect to the Portfolios.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s re-approval of the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Advisory Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of the TS&W Fixed Income Portfolio (the “Fund”) was held on April 4, 2013 for the purpose of considering the Agreement and Plan of Reorganization providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Core Plus Bond Fund (the “Acquiring Fund”), of all of the property, assets and goodwill of the Fund, in exchange solely for both Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Fund; (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Fund according to their interests in complete liquidation of the Fund; and (iii) the dissolution of the Fund as soon as practicable after the closing. The motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
AFFIRMATIVE	6,022,310	88.32%	100.00%
AGAINST	0	0	0
ABSTAIN	0	0	0

Total	6,022,310	88.32%	100.00%

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Portfolio described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013